Exhibit 99.1

NEWS RELEASE	The ADT Corporation 1501 Yamato Road Boca Raton, FL 33431 +1 561.988.3600 www.adt.com

ADT Announces End of “Go Shop” Period

Boca Raton, Fla., March 28, 2016 – The ADT Corporation (NYSE: ADT) today announced the expiration of the 40-day “go shop” period included in the previously announced merger agreement under which ADT will be acquired by an affiliate of certain funds managed by affiliates of Apollo Global Management, LLC (NYSE: APO). ADT and its representatives actively solicited alternative acquisition proposals during the go-shop period from 24 potential acquirers. During such time, none of these parties executed a confidentiality agreement or otherwise expressed an interest in pursuing a transaction, and no other party proposed an alternative transaction.

The acquisition is expected to be completed by June 2016, subject to ADT stockholder approval and other customary closing conditions.

About ADT

The ADT Corporation (NYSE: ADT) is a leading provider of security and automation solutions for homes and businesses in the United States and Canada. ADT’s broad and pioneering set of products and services, including ADT Pulse® interactive home and business solutions, and health services, meet a range of customer needs for today’s active and increasingly mobile lifestyles. Headquartered in Boca Raton, Florida, ADT helps provide peace of mind to over 6.5 million customers and employs approximately 17,000 people at 200 locations. More information is available at www.adt.com.

Forward Looking Statements

This communication contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this communication that are not clearly historical in nature, including statements regarding business strategies, market potential, future financial performance, the effects of the separation of ADT from Tyco International plc (“Tyco”) and other matters, are forward-looking. Without limiting the generality of the preceding sentence, any time we use the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Prime Security Services Borrower, LLC, Prime Security Services Parent, Inc. or Prime Security Services TopCo Parent, L.P. to obtain the necessary financing to complete the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; our ability to keep pace with the rapid technological and industry changes in order to develop or acquire new technologies for our products and services that achieve market acceptance with acceptable margins; competition in the markets we serve, including the home automation market, which may result in pressure on our profit margins and limit our ability to maintain the market share of our products and services; an increase in the rate of customer attrition, including impact to our depreciation and amortization expenses or impairment of assets related to our security monitoring services; changes in the housing market and consumer discretionary income; failure to maintain the security of our information and technology networks, including personally identifiable information and other data, our products may be subject to potential vulnerabilities of wireless and Internet of Things devices, and our services may be subject to hacking or other unauthorized access to control or view systems and obtain private information; our dependence on certain software technology that we license from third parties, and failure or interruption in products or services of third-party providers; interruption to our monitoring facilities; failure to realize expected benefits from acquisitions and investments; risks associated with pursuing business opportunities that diverge from our current business model; potential loss of customer generation strategies through our independent, third party authorized dealers and affinity marketing programs; risks associated with acquiring and integrating customer accounts; unauthorized use of our brand name by third parties; risks associated with ownership of the ADT(r) brand name outside of the United States and Canada by Tyco and other third parties; failure to enforce our intellectual property rights; allegations that we have infringed the intellectual property rights of third parties; failure of our independent, third party authorized dealers to mitigate certain risks; failure to continue to execute a competitive, profitable pricing structure; shifts in consumers’ choice of, or telecommunication providers’ support for, telecommunication services and equipment; current and potential securities litigation; increase in government regulation of telemarketing, e-mail marketing and other marketing methods may increase our costs and restrict growth of our business; changes in U.S. and non-U.S. governmental laws and regulations; imposition by local governments of assessments, fines, penalties and limitations on either us or our customers for false alarms; refusal to respond to calls from monitored security service companies, including us, by police departments in certain U.S. and Canadian jurisdictions; our greater exposure to liability for employee acts or omissions or system failures; interference with our customers’ access to some of our products and services through the Internet by broadband service providers or potential change in government regulations relating to the internet; potential impairment of our deferred tax assets; inability to hire and retain key personnel, including an effective sales force; adverse developments in our relationship with our employees; capital market conditions, including availability of funding sources for us and our suppliers; changes in our credit ratings; risks related to our increased indebtedness, including our ability to meet certain financial covenants in our debt instruments; impact of any material adverse legal judgments, fines, penalties or settlements; exposure to counterparty risk in our hedging agreements; fluctuations in foreign currency exchange rates; potential liabilities for legacy obligations relating to the separation from Tyco; volatility in the market price of our stock; and failure to fully realize expected benefits from the separation from Tyco.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this communication that looks towards future performance of ADT is based on various factors and important assumptions about future events that may or may not actually occur. As a result, ADT’s operations and financial results in the future could differ materially and substantially from those discussed in the forward-looking statements included in this communication. ADT assumes no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For additional discussion of potential risks and uncertainties that could impact ADT’s results of operations or financial position, refer to Part I, Item 1A. Risk Factors in ADT’s 2015 Form 10-K. There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in ADT’s 2015 Form 10-K.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of ADT by Prime Security Services Borrower, LLC. In connection with the proposed merger transaction, ADT filed with the SEC a definitive proxy statement on March 25, 2016 and has furnished to ADT’s stockholders the definitive proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. ADT stockholders are urged to read the definitive proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement because they will contain important information about the proposed merger.

Investors may obtain free of charge the definitive proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and ADT’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through its website at www.adt.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of ADT may be deemed “participants” in the solicitation of proxies from stockholders of ADT in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of ADT in connection with the proposed merger is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about ADT’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015, in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016 and in the definitive proxy statement relating to the proposed merger transaction filed with the SEC on Schedule 14A on March 25, 2016.

Media Contacts

Media:

Jason Shockley

Vice President, Corporate Communications

561-322-7235

jshockley@adt.com

Stockholders:

Tim Perrott

Vice President, Investor Relations

561-226-2983

tperrott@adt.com

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